Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard B. Handler, as Chief Executive Officer of Jefferies Financial Group Inc. (the "Company") certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)  the accompanying Form 10-Q report for the period ending August 31, 2020 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 9, 2020	By:	/s/ Richard B. Handler
Richard B. Handler
Chief Executive Officer